SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     July 29, 2004

UNITED STATES LIME & MINERALS, INC.

(Exact Name of Registrant as Specified in Charter)

TEXAS (State or other jurisdiction of incorporation or organization)	0-4197 (Commission File Number)	75-0789226 (I.R.S. Employer Identification No.)

13800 MONTFORT DRIVE, SUITE 330, DALLAS, TEXAS		75240
(Address of principal executive offices)		(Zip Code)

(972) 991-8400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

Exhibit
Number	Exhibit
99.1	News Release of United States Lime & Minerals, Inc. dated July 29, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On July 29, 2004, United States Lime & Minerals, Inc. issued a News Release announcing the financial results for the quarter and six months ended June 30, 2004. A copy of the News Release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, United States Lime & Minerals, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 30, 2004	UNITED STATES LIME & MINERALS, INC.
	By:	/s/ M. Michael Owens
M. Michael Owens, Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1	News Release of United States Lime & Minerals, Inc. dated July 29, 2004